UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 13, 2020

Seaboard Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-3390	04-2260388
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

9000 West 67th Street, Merriam, Kansas	66202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code	(913) 676-8800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1.00 Par Value	SEB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On July 13, 2020, Seaboard Corporation (the “Company”) announced that Steven J. Bresky, the Company’s Chairman of the Board, President and Chief Executive Officer, passed away on July 10, 2020. A copy of the announcement is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits

99.1Announcement, dated July 13, 2020, regarding the passing of Steven J. Bresky, CEO.

104Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 13, 2020

Seaboard Corporation
(Registrant)

By:	/s/ Robert L. Steer
Robert L. Steer, Executive Vice President,
Chief Financial Officer

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